UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 12, 2011

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 12, 2011, Northwest Natural Gas Company (NW Natural) issued and sold $50,000,000 aggregate principal amount of its 3.176% Secured Medium-Term Notes due 2021 (the Notes) pursuant to the terms of a Distribution Agreement, dated March 18, 2009, among NW Natural and Banc of America Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc., Piper Jaffray & Co. and Wells Fargo Securities, LLC. The Notes are registered under NW Natural’s automatic shelf registration statement on Form S-3 (SEC File No. 333-171596) (the Registration Statement).

In connection with the issuance and sale of the Notes, NW Natural is filing two legal opinions regarding the legality of the Notes as Exhibit 5(a) and 5(b) to this Form 8-K for the purpose of incorporating the opinions into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed pursuant to Item 8.01 herein.

Exhibit	Description

5(a)	Opinion of Margaret D. Kirkpatrick, Esquire, regarding the legality of the Notes.

5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: September 12, 2011	/s/ David H. Anderson
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

5(a)	Opinion of Margaret D. Kirkpatrick, Esquire, regarding the legality of the Notes.

5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the legality of the Notes.